SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K-A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: July 1, 2003

                       HUMANA TRANS SERVICES HOLDING CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                000-30734                  11-3255619
(State of Incorporation) (Commission File Number) (IRS Employer Identification#)

              7466 New Ridge Road, Suite 7, Hanover, Maryland 21076
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 855-8758
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS and REGULATION FD DISCLOSURE

      On July 21, 2003, the majority of shares entitled to vote of the Company voted to effectuate an Agreement of Merger between Human Trans Services Holding Corp and Steam Cleaning USA, Inc., whereby the two corporations were merged and Steam Cleaning USA, Inc., the surviving corporation took the name of Humana Trans Services Holding Corp.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            Financial Statements

      (a)   Financial Statements.

      (b)   Pro Forma financial information.

      (c)   Exhibits

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


By: /s/ John Daly
   --------------------------------
   John Daly
   President

Date: January 15, 2004

Financial Statements

                                                                            Page

Bio Solutions of Maryland, LLC.
         Period ended December 31, 2002                                        3
         Period ended April 30, 2003                                          10

Humana Trans Services Group, Ltd.
         Period ended September 30, 2001                                      18
         Period ended September 30, 2002                                      26
         Period ended April 30, 2003                                          35

Humana Trans Services Holding Corp., and Subsidiaries
         Nine months ended June 30, 2003                                      44

Pro Forma Financial Data - Balance Sheet                                      58

Pro Forma Financial Data - Statement of Operations                            59

                           BIO-SOLUTIONS OF MARYLAND,
                                       LLC
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS
                                       AND
                           INDEPENDENT AUDITORS REPORT

                              Period from Inception
                                 (May 30, 2002)
                            through December 31, 2002

BIO-SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)

TABLE OF CONTENTS

                                                                            Page
REPORT OF INDEPENDENT AUDITORS                                                 4

FINANCIAL STATEMENTS

         Balance Sheet                                                         5
         Statements of Operation and Owner's Deficit                           6
         Statements of Cash Flows                                              7
         Notes to Financial Statements                                       8-9

Aaron Stein
CERTIFIED PUBLIC ACCOUNT
                                                                981 ALLEN LANE
                                                                 P.O. BOX 406
                                                              WOODMERE, NY 11598
                                                                 516-569-0520

REPORT OF INDEPENDENT AUDITOR

To the Members'
     Bio-Solutions of Maryland, LLC

I have audited the accompanying balance sheet of Bio-Solutions of Maryland, LLC (a development stage company) as of December 31, 2002 and the related statements of operations, owner's deficit and cash flows for the period from May 30, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bio-Solutions of Maryland, LLC (a development stage company) as of December 31, 2002 and the results of its operations and its cash flows for the period from May 30, 2002 (date of inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from inception that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aaron Stein CPA
Woodmere, New York
December 19, 2003

BIO - SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)
BALANCE SHEET
December 31, 2002

ASSETS
CURRENT ASSETS
                      Cash                             $      --
                      Accounts receivable                  7,177
                                                       ---------

                           Total current assets                       $   7,177
                                                                      ---------

                                                                      $   7,177
                                                                      =========

LIABILITIES AND OWNER'S DEFICIT

CURRENT LIABILITIES
                      Accounts payable                 $  37,204
                                                       ---------
                           Total current liabilities                  $  37,204
OTHER LIABILITIES
                      Loans payable                                     120,411
                                                                      ---------
                                                                        157,615
OWNER'S DEFICIT                                                        (150,438)
                                                                      ---------

                                                                      $   7,177
                                                                      =========

See notes to financial statements.

BIO - SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)
STATEMENT OF OPERATIONS AND OWNER'S DEFICIT
Period from inception (May 30, 2002)
    through December 31, 2002

REVENUE                                                   $  10,371

COST OF GOODS SOLD                                            71,439
                                                          ---------

GROSS PROFIT (LOSS)                                          (61,068)

GENERAL AND ADMINISTRATIVE                                    37,024
                                                          ---------

                                                            (98,092)
OTHER EXPENSES
    Write-off of franchise fee            $  50,000
    Abandonment of fixed assets               2,846          52,846
                                          ---------       ---------

NET LOSS                                                    (150,938)

OWNER'S EQUITY - BEGINNING OF PERIOD                              --

OWNER'S EQUITY CONTRIBUTED                                       500
                                                          ---------

OWNER'S EQUITY - END OF PERIOD                             $(150,438)
                                                          =========

See notes to financial statements.

BIO - SOLUTIONS OF MARYLAND, LLC
STATEMENT OF CASH FLOWS
Period from inception (May 30, 2002)
    through December 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                               $(150,938)
    Adjustments to reconcile net loss to net
      cash used in operating activities:
        Changes in assets and liabilities:
          Accounts receivable                                 (7,177)
          Accounts payable                                    37,204
                                                            ---------

            Net cash used in operating activities                           (120,911)
                                                                           ---------

CASH FLOWS FROM FINANCING ACTIVITIES
      Owner's capital contributed                                500
      Loan from owner                                         16,653
      Loan payable                                           103,758
                                                           ---------

            Net cash provided by financing activities                        120,911
                                                                           ---------

            NET INCREASE IN CASH                                                  --

CASH AND CASH EQUIVALENTS, Beginning                                              --
                                                                           ---------

CASH AND CASH EQUIVALENTS, End                                             $      --
                                                                           =========

SUPPLEMENTAL DISCLOSURES OF CASH PAYMENTS

    Interest                                                               $      --
                                                                           =========

    Taxes                                                                  $      --
                                                                           =========

See notes to financial statements.

BIO-SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization, Business and Significant Accounting Policies

         Organization

         Bio-Solutions of Maryland, LLC (the LLC) was organized in the State of Maryland on May 30, 2002 as a Limited Liability Company.

         Business

         The Company is a franchise of Bio - Solutions International, which is a public company that provides biological and environmentally friendly solutions for waste remediation involving clogged grease traps and sewage.

         Going concern considerations

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has virtually no operating history. The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional debt financing and equity capital until such time the Company becomes profitable. The lack of financial resources and liquidity raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         Significant Accounting Policies

         Use of Estimates in Financial Statements -- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

         Cash -- For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

         Income Taxes --The Company is a Limited Liability Company and as such all profits or losses are included on the income tax return of its member. Accordingly, no provision for income taxes is included in these financial statements.

BIO-SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE  2 -- Loans Payabe

         Loans payable at December 31, 2002 are as follows:

                  Due Humana Force Systems                          $103,758

                  Due to Owner                                      $16,653

         Due Humana Force Systems - represents unsecured advances made to the Company for working capital. There are no terms of repayment and it is non-interest bearing. The principal owner of Humana Force Systems is deceased.

         Due to Owner - This represents funds advanced to the Company for working capital. There are no terms for repayment and is non-interest bearing. The advances are unsecured.

                           BIO-SOLUTIONS OF MARYLAND,
                                       LLC
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS
                                       AND
                           INDEPENDENT AUDITORS REPORT

                                 For the period
                             January 1, 2003 through
                                 April 30, 2003

BIO-SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)

TABLE OF CONTENTS

                                                                            Page
REPORT OF INDEPENDENT AUDITORS                                                12

FINANCIAL STATEMENTS

         Balance Sheet                                                        13
         Statements of Operation and Owner's Deficit                          14
         Statements of Cash Flows                                             15
         Notes to Financial Statements                                     16-17

Aaron Stein
CERTIFIED PUBLIC ACCOUNT
                                                                981 ALLEN LANE
                                                                 P.O. BOX 406
                                                              WOODMERE, NY 11598
                                                                 516-569-0520

REPORT OF INDEPENDENT AUDITOR

To the Members'
     Bio-Solutions of Maryland, LLC

I have audited the accompanying balance sheet of Bio-Solutions of Maryland, LLC (a development stage company) as of April 30, 2003 and the related statements of operations, owner's deficit and cash flows for the period from January 1, 2003 to April 30, 2003 and for the period from May 30, 2002 (date of inception) to April 30, 2003. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bio-Solutions of Maryland, LLC (a development stage company) as of April 30, 2003 and the results of its operations and its cash flows for the period from January 1, 2003 to April 30, 2003 and for the period from May 30, 2002 (date of inception) to April 30, 2003 in conformity with accounting principles generally accepted in the United States of America

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from inception that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Aaron Stein CPA
Woodmere, New York
December 19, 2003

BIO-SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)
BALANCE SHEET
April 30, 2003

ASSETS

CURRENT ASSETS
                      Cash                               $  12,170
                      Accounts receivable                    4,901
                                                         ---------

                           Total current assets                       $  17,071
                                                                      ---------

                                                                      $  17,071
                                                                      =========

LIABILITIES AND OWNER'S DEFICIT

CURRENT LIABILITIES
                      Accounts payable                   $  36,011
                                                         ---------

                           Total current liabilities                  $  36,011

OTHER LIABILITIES
                      Loans payable                                     124,682
                                                                      ---------

                                                                        160,693

OWNER'S DEFICIT                                                        (143,622)
                                                                      ---------

                                                                      $  17,071
                                                                      =========

See notes to financial statements.

BIO-SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)
STATEMENT OF OPERATIONS AND OWNER'S DEFICIT

                                    For the period            May 30, 2002
                                  January 1, 2003 to          (Inception) to
                                   April 30, 2003            April 30, 2003
                               ------------------------  -----------------------

REVENUE                               $      8,782           $     19,153

COST OF GOOD SOLD                            1,966                 73,405
                                      ------------           ------------

GROSS PROFIT                                 6,816                (54,252)

GENERAL AND ADMINISTRATIVE                      --                 37,024
                                      ------------           ------------

                                             6,816                (91,276)
                                      ------------           ------------

OTHER  EXPENSES
    Write-off of franchise fee                  --                (50,000)
    Abandonment of fixed assets                 --                 (2,846)
                                      ------------           ------------

                                                --                (52,846)
                                      ------------           ------------

NET INCOME (LOSS)                            6,816               (144,122)

OWNER'S DEFICIT - BEGINNING               (150,438)                    --

OWNER'S EQUITY CONTRIBUTED                      --                    500
                                      ------------           ------------

OWNER'S DEFICIT - END                 $   (143,622)          $   (143,622)
                                      ============           ============


See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
STATEMENT OF CASH FLOWS

                                                             For the period           May 30, 2002
                                                           January 1, 2003 to        (Inception) to
                                                            April 30, 2003           April 30, 2003
                                                        ------------------------  ---------------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                   $      6,816            $   (144,122)
    Adjustments to reconcile net loss to net
      cash used in operating activities:
        Changes in assets and liabilities:
          Accounts receivable                                         2,276                  (4,901)
          Accounts payable                                           (1,193)                 36,011
                                                               ------------            ------------

            Net cash used in operating activities                     7,899                (113,012)
                                                               ------------            ------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Owner's capital contributed                                        --                     500
      Loan from owner                                                 4,271                  20,924
      Loan payable                                                       --                 103,758
                                                               ------------            ------------

            Net cash provided by financing activities                 4,271                 125,182


            NET INCREASE IN CASH                                     12,170                  12,170

CASH AND CASH EQUIVALENTS, Beginning                                     --                      --
                                                               ------------            ------------

CASH AND CASH EQUIVALENTS, End                                 $     12,170            $     12,170
                                                               ============            ============


SUPPLEMENTAL DISCLOSURES OF CASH PAYMENTS

    Interest                                                   $         --            $         --
                                                               ============            ============

    Taxes                                                      $         --            $         --
                                                               ============            ============


See notes to financial statements.

BIO-SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization, Business and Significant Accounting Policies

         Organization

         Bio-Solutions of Maryland, LLC (the LLC) was organized in the State of Maryland on May 30, 2002 as a Limited Liability Company.

         Business

         The Company is a franchise of Bio - Solutions International, which is a public company that provides biological and environmentally friendly solutions for waste remediation involving clogged grease traps and sewage.

         Going concern considerations

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has virtually no operating history. The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional debt financing and equity capital until such time the Company becomes profitable. The lack of financial resources and liquidity raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         Significant Accounting Policies

         Use of Estimates in Financial Statements -- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

         Cash -- For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

         Income Taxes --The Company is a Limited Liability Company and as such all profits or losses are included on the income tax return of its member. Accordingly, no provision for income taxes is included in these financial statements.

BIO-SOLUTIONS OF MARYLAND, LLC
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE  2 -- Loans Payabe

         Loans payable at April 30, 2003 are as follows:

                  Due Humana Force Systems                          $103,758

                  Due to Owner                                      $20,924


         Due Humana Force Systems - represents unsecured advances made to the Company for working capital. There are no terms of repayment and it is non-interest bearing. The principal owner of Humana Force Systems is deceased.

         Due to Owner - This represents funds advanced to the Company for working capital. There are no terms for repayment and is non-interest bearing. The advances are unsecured.

                              HUMANA TRANS SERVICES
                                   GROUP, LTD.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS
                                       AND
                           INDEPENDENT AUDITORS REPORT

                                 For the period
                            July 2, 2001 (Inception)
                           through September 30, 2001

Humana Trans Services Group, Ltd.
(A Development Stage Company)

TABLE OF CONTENTS

                                                                           Page
REPORT OF INDEPENDENT AUDITORS                                               20

FINANCIAL STATEMENTS

         Balance Sheet                                                       21
         Statements of Operations                                            22
         Statement of Changes in Stockholders' Equity                        23
         Statements of Cash Flows                                            24
         Notes to Financial Statements                                       25

Aaron Stein
CERTIFIED PUBLIC ACCOUNT
                                                                981 ALLEN LANE
                                                                 P.O. BOX 406
                                                              WOODMERE, NY 11598
                                                                 516-569-0520


REPORT OF INDEPENDENT AUDITOR

To the Board of Directors and Stockholders'
     Humana Trans Services Group, Ltd.

I have audited the accompanying balance sheet of Humana Trans Services Group, Ltd. (a development stage company) as of September 30, 2001 and the related statements of operations, stockholders' deficit and cash flows for the period from July 2, 2001 (date of inception) to September 30, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Humana Trans Services Group, Ltd. (a development stage company) as of September 30, 2001 and the results of its operations and its cash flows for the period from July 2, 2001 (date of inception) to September 30, 2001 in conformity with accounting principles generally accepted in the United States of America


Aaron Stein CPA
Woodmere, New York
December 19, 2003

HUMANA TRANS SERVICES GROUP, LTD.
(A Development Stage Company)
BALANCE SHEET
September 30, 2001

ASSETS

CURRENT ASSETS
                    Cash                                   $    50
                                                           -------
                       Total current assets                              $    50
                                                                         -------

                                                                         $    50
                                                                         =======

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
                    Accrued expenses                       $ 4,500
                                                           -------
                       Total current liabilities                         $ 4,500
                                                                         -------
STOCKHOLDERS' EQUITY
                    Common Stock $0.0001
                       100,000,000 shares authorized
                       200 shares issued and outstanding        --
                    Additional Paid-in-Capital                 200
                     Accumulated deficit                    (4,650)
                                                           -------
                       Total stockholders' deficit                       (4,450)
                                                                         -------

                                                                         $    50
                                                                         =======

See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
(A Development Stage Company)
STATEMENT OF OPERATIONS
Period from inception (July 2, 2001)
    through September 30, 2001

REVENUE                                       $     --
                                              --------

GENERAL AND ADMINISTRATIVE
    Auditing fees               $  2,500
    Legal                          1,500
    Other expenses                   650
                                --------
                                                 4,650
                                              --------

NET LOSS                                      $ (4,650)
                                              ========

EARNINGS PER SHARE

    Basic                                     $ (23.25)
                                              ========

AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING

    Basic                                          200
                                              ========


See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
Period  from inception (July 2, 2001)
    through September 30, 2001

                                                                                 Accumulated
                                                                                   Deficit
                                                                Additional        During the
                                                                 Paid-In         Development
                                 Shares           Amount         Capital            Stage             Total
                            ---------------  ---------------  ---------------  ---------------   ---------------
Issuance of common stock-
    upon incorporation                  200  $            --  $           200  $            --   $           200

Net loss                                 --               --               --           (4,650)           (4,650)
                            ---------------  ---------------  ---------------  ---------------   ---------------

Balance September 30, 2001              200  $            --  $           200  $        (4,650)  $        (4,450)
                            ===============  ===============  ===============  ===============   ===============


See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
STATEMENT OF CASH FLOWS
Period  from inception (July 2, 2001)
    through September 30, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                           $(4,650)
    Adjustments to reconcile net loss to net
      cash used in operating activities:
        Changes in assets and liabilities:
          Accrued expenses                               4,500
                                                       -------

            Net cash used in operating activities                       (150)
                                                                     -------
    Financing activities:
      Proceeds from issuance of common stock                             200
                                                                     -------

            NET INCREASE IN CASH                                          50

CASH AND CASH EQUIVALENTS, Beginning                                      --
                                                                     -------

CASH AND CASH EQUIVALENTS, End                                       $    50
                                                                     =======


SUPPLEMENTAL DISCLOSURES OF CASH PAYMENTS

    Interest                                                         $    --
                                                                     =======

    Taxes                                                            $    --
                                                                     =======


See notes to financial statements.

Humana Trans Services Group, Ltd.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization, Business and Significant Accounting Policies

         Organization

         Humana Trans Services Group, Ltd. (the Company) was originally incorporated in the State of New York on July 2, 2001 as a wholly owned subsidiary of TTI Holdings of America Corp. under the name Transventures Industries, Inc.

         Business

         The Company plans to engage in administration services, providing reduced costs and improved services to customers as a third-party provider. The Company has no prior operating history.

         Significant Accounting Policies

         Use of Estimates in Financial Statements -- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

         Cash -- For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

         Income Taxes --The Company accounts for income taxes under the asset and liability method. Deferred income taxes and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates for the period in which the differences are expected to reverse.

         Earnings per Common Share -- Basic earnings per share are computed using the weighted average number of shares outstanding during the year. Basic earnings per share also exclude any dilutive effects of options, warrants and convertible securities. Diluted net loss per share does not include options, warrants or convertible securities, as they would be anti-dilutive.

                              HUMANA TRANS SERVICES
                                   GROUP, LTD.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS
                                       AND
                           INDEPENDENT AUDITORS REPORT

                               September 30, 2002

Humana Trans Services Group, Ltd.
(A Development Stage Company)

TABLE OF CONTENTS

                                                                            Page
REPORT OF INDEPENDENT AUDITORS                                                28

FINANCIAL STATEMENTS

         Balance Sheet                                                        29
         Statements of Operations                                             30
         Statement of Changes in Stockholders' Equity                         31
         Statements of Cash Flows                                             32
         Notes to Financial Statements                                     33-34

Aaron Stein
CERTIFIED PUBLIC ACCOUNT
                                                                981 ALLEN LANE
                                                                 P.O. BOX 406
                                                              WOODMERE, NY 11598
                                                                 516-569-0520

REPORT OF INDEPENDENT AUDITOR

To the Board of Directors and Stockholders'
     Humana Trans Services Group, Ltd.

I have audited the accompanying balance sheet of Humana Trans Services Group, Ltd. (a development stage company) as of September 30, 2002 and the related statements of operations, stockholders' deficit and cash flows for the year then ended and for the period from July 2, 2001 (date of inception) to September 30, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Humana Trans Services Group, Ltd. (a development stage company) as of September 30, 2002 and the results of its operations and its cash flows for the year then ended and for the period from July 2, 2002 (date of inception) to September 30, 2002 in conformity with accounting principles generally accepted in the United States of America

Aaron Stein CPA
Woodmere, New York
December 19, 2003

HUMANA TRANS SERVICES GROUP, LTD.
(A Development Stage Company)
BALANCE SHEET
September 30, 2002

ASSETS

CURRENT ASSETS
                    Cash                                         $   3,039
                                                                 ---------

                       Total current assets                                      $   3,039
                                                                                 ---------

                                                                                 $   3,039
                                                                                 =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
                    Accrued expenses                               152,000
                    Note payable                                    10,000
                                                                 ---------
                       Total current liabilities                                 $ 162,000
                                                                                 ---------

STOCKHOLDERS' EQUITY
                    Common Stock, par value $0.0001
                       100,000,000 shares authorized
                       23,200 shares issued and outstanding              2
                    Additional Paid-in-Capital                      15,198
                     Accumulated deficit                          (174,161)
                                                                 ---------
                       Total stockholders' deficit                                (158,961)
                                                                                 ---------

                                                                                 $   3,039
                                                                                 =========

See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
(A Development Stage Company)
STATEMENT OF OPERATIONS

                                  For the year               July 2, 2001
                                     Ended                   (Inception) to
                              September 30, 2002          September 30, 2002
                            ------------------------    ------------------------
REVENUE                           $          --               $          --
                                  -------------               -------------

GENERAL AND ADMINISTRATIVE
    Consulting fees                     130,000                     130,000
    Auditing fees                        10,000                      12,500
    Legal                                 7,500                       9,000
    Other expenses                       22,011                      22,661
                                  -------------               -------------
                                        169,511                     174,161
                                  -------------               -------------

NET LOSS                          $    (169,511)              $    (174,161)
                                  =============               =============

EARNINGS PER SHARE

    Basic                         $      (7.307)              $      (7.507)
                                  =============               =============

AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING

    Basic                                23,200                      23,200
                                  =============               =============


See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
Period  from inception (July 2, 2001)
    through September 30, 2002

                                                                                  Accumulated
                                                                                    Deficit
                                                                  Additional       During the
                                                                    Paid-In        Development
                                   Shares           Amount          Capital           Stage             Total
                              ---------------  ---------------  ---------------  ---------------   ---------------
Issuance of common stock-
    upon incorporation                    200  $            --  $           200  $            --   $           200

Net loss for the year ended-
    September 30, 2001                     --               --               --           (4,650)           (4,650)

Issuance of common stock-
    private placement                  23,000                2           11,498               --            11,500

Forgiveness of stockholder
    liability                              --               --            3,500               --             3,500

Net loss for the year ended-
    September 30, 2002                     --               --               --         (169,511)         (169,511)
                              ---------------  ---------------  ---------------  ---------------   ---------------

Balance September 30, 2002             23,200  $             2  $        15,198  $      (174,161)  $      (158,961)
                              ===============  ===============  ===============  ===============   ===============

See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
STATEMENT OF CASH FLOWS

                                                           For the year            July 2, 2001
                                                              Ended               (Inception) to
                                                       September 30, 2002       September 30, 2002
                                                     ------------------------  ---------------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                               $    (169,511)         $    (174,161)
    Adjustments to reconcile net loss to net
      cash used in operating activities:
        Changes in assets and liabilities:
          Accrued expenses                                       147,500                152,000
          Note payable                                            10,000                 10,000
                                                           -------------          -------------

            Net cash used in operating activities                (12,011)               (12,161)
    Financing activities:
      Proceeds from issuance of common stock                      15,000                 15,200
                                                           -------------          -------------

            NET INCREASE IN CASH                                   2,989                  3,039

CASH AND CASH EQUIVALENTS, Beginning                                  50                     --
                                                           -------------          -------------

CASH AND CASH EQUIVALENTS, End                             $       3,039          $       3,039
                                                           =============          =============


SUPPLEMENTAL DISCLOSURES OF CASH PAYMENTS

    Interest                                               $          --          $          --
                                                           =============          =============

    Taxes                                                  $          --          $          --
                                                           =============          =============


See notes to financial statements.

Humana Trans Services Group, Ltd.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- Organization, Business and Significant Accounting Policies

         Organization

         Humana Trans Services Group, Ltd. (the Company) was originally incorporated in the State of New York on July 2, 2001 as a wholly owned subsidiary of TTI Holdings of America Corp. under the name Transventures Industries, Inc. On March 8, 2002, TTI Holdings of America Corp. announced that it intended to distribute one share in the Company for each ten shares owned in TTI Holdings of America Corp. to shareholder of record as of April 1, 2002. Approximately 715,445 shares of common stock will be issued to approximately 1,000 shareholders of TTI Holdings of America Corp. On April 1, 2002 the Company filed a Certificate of Amendment with the Secretary of State of the State of New York amending the Companies name and increasing the authorized capital of the Company from 200 shares of common stock without par value to 100,000,000 shares, with a par value of $0.0001 per share.

         Business

         The Company plans to engage in administration services, providing reduced costs and improved services to customers as a third-party provider. The Company has no prior operating history.

         Significant Accounting Policies

         Use of Estimates in Financial Statements -- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

         Cash -- For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

         Income Taxes --The Company accounts for income taxes under the asset and liability method. Deferred income taxes and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates for the period in which the differences are expected to reverse.

Humana Trans Services Group, Ltd.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- Organization, Business and Significant Accounting Policies, Continued

         Earnings per Common Share -- Basic earnings per share are computed using the weighted average number of shares outstanding during the year. Basic earnings per share also exclude any dilutive effects of options, warrants and convertible securities. Diluted net loss per share does not include options, warrants or convertible securities, as they would be anti-dilutive.


NOTE 2 -- Stockholders' Equity

                  Private Placement

         The Company from October 25, 2001 through December 31, 2001 offered for sale 1,000,000 shares of common stock at a value of $0.50 per share in a "private placement" pursuant to Regulation D, Rule 506 of the Securities Act of 1933.


NOTE 3 -- Note Payable

         On March 5, 2002 the Company borrowed a total of $10,000 from Diversified Holdings, Inc. a division of CDKX. The note is due 180 days after the execution of the Note and bears interest at the rate of 12% per annum.


NOTE 4 -- Commitments

         The Company has agreed to issue 2,600,000 shares of common stock to Officers and Directors in exchange for services rendered at a value of $0.05 per share or a total of $130,000, this amount has been accrued at September 30, 2002. All services provided were prior to the Private Placement. Individuals who are both Officers and Directors received 2,250,000 shares of common stock valued at $112,500, individuals who are solely Directors received 350,000 shares of common stock valued at $17,500.

         Certain legal fees were paid for with the issuance of 150,000 shares of common stock.

                              HUMANA TRANS SERVICES
                                   GROUP, LTD.

                              FINANCIAL STATEMENTS
                                       AND
                           INDEPENDENT AUDITORS REPORT

                                 For the period
                             October 1, 2002 through
                                 April 30, 2003

Humana Trans Services Group, Ltd.

TABLE OF CONTENTS

                                                                            Page
REPORT OF INDEPENDENT AUDITORS                                                37

FINANCIAL STATEMENTS

         Balance Sheet                                                        38
         Statements of Operations                                             39
         Statement of Changes in Stockholders' Equity                         40
         Statements of Cash Flows                                             41
         Notes to Financial Statements                                     42-43

Aaron Stein
CERTIFIED PUBLIC ACCOUNT
                                                                981 ALLEN LANE
                                                                 P.O. BOX 406
                                                              WOODMERE, NY 11598
                                                                 516-569-0520

REPORT OF INDEPENDENT AUDITOR

To the Board of Directors and Stockholders'
     Humana Trans Services Group, Ltd.

I have audited the accompanying balance sheet of Humana Trans Services Group, Ltd. as of April 30, 2003 and the related statements of operations, stockholders' deficit and cash flows for the period from October 1, 2002 to April 30, 2003. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Humana Trans Services Group, Ltd. as of April 30, 2003 and the results of its operations and its cash flows for the period from October 1, 2002 to April 30, 2003 in conformity with accounting principles generally accepted in the United States of America


Aaron Stein CPA
Woodmere, New York
December 19, 2003

HUMANA TRANS SERVICES GROUP, LTD.
BALANCE SHEET
April 30, 2003

ASSETS

CURRENT ASSETS
                    Cash                                             $  23,320
                    Accounts receivable                                  5,920
                    Other receivable - Factor                           12,728
                    Employee advances                                    5,810
                                                                     ---------

                       Total current assets                             47,778
                                                                     ---------

Fixed Assets                                                             1,056
                                                                     ---------

Intangible Assets
                    Customer list                                       90,000
                                                                     ---------

                                                                     $ 138,834
                                                                     =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
                    Accounts payable and accrued expenses            $ 174,894
                    Payroll taxes payable                               59,478
                    Loans payable                                      229,400
                                                                     ---------

                       Total current liabilities                     $ 463,772
                                                                     ---------

STOCKHOLDERS' EQUITY
                    Common Stock, par value $0.0001
                       100,000,000 shares authorized
                       23,200 shares issued and outstanding                  2
                    Additional Paid-in-Capital                          15,198
                     Accumulated deficit                              (340,138)
                                                                     ---------

                       Total stockholders' deficit                    (324,938)
                                                                     ---------

                                                                     $ 138,834
                                                                     =========

See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
STATEMENT OF OPERATIONS

                                                         For the period
                                                       October 1, 2002 to
                                                         April 30, 2003
                                                    -------------------------

REVENUE                                                     $ 820,396
                                                            ---------

COST OF REVENUE                                               570,728
                                                            ---------

GROSS PROFIT                                                  249,668

GENERAL AND ADMINISTRATIVE EXPENSES                           263,350
                                                            ---------

        OPERATING LOSS                                        (13,682)

PROVISION FOR LOSS ON RELATED PARTY RECEIVABLE               (152,295)
                                                            ---------

        (LOSS) BEFORE INCOME TAXES (165,977)

INCOME TAXES                                                       --
                                                            ---------

          NET LOSS                                          $(165,977)
                                                            =========


EARNINGS PER SHARE

    Basic                                                   $  (7.154)
                                                            =========

AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING

    Basic                                                      23,200
                                                            =========

See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
Period  from October 1, 2002
    through April 30, 2003

                                                                Additional
                                                                  Paid-In        Accumulated
                                Shares            Amount          Capital          Deficit            Total
                            ---------------  ---------------  ---------------  ---------------   ---------------
Balance September 30, 2002           23,200  $             2  $        15,198  $      (174,161)  $      (158,961)

Net loss                                 --               --               --         (165,977)         (165,977)
                            ---------------  ---------------  ---------------  ---------------   ---------------

Balance April 30, 2003               23,200  $             2  $        15,198  $      (340,138)  $      (324,938)
                            ===============  ===============  ===============  ===============   ===============

See notes to financial statements.

HUMANA TRANS SERVICES GROUP, LTD.
STATEMENT OF CASH FLOWS

                                                              For the period
                                                             October 1, 2002 to
                                                              April 30, 2003
                                                           ---------------------

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                 $   (165,977)
    Adjustments to reconcile net loss to net
      cash used in operating activities:
        Changes in assets and liabilities:
          Accounts receivable                                      (5,920)
          Other receivable - Factor                               (12,728)
          Employee advances                                        (5,810)
          Accrued expenses                                         22,894
          Payroll taxes payable                                    59,478
          Loans payable                                           219,400
                                                             ------------

            Net cash provided by operating activities             111,337
                                                             ------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of equipment                                          (1,056)
    Purchase of customer list                                     (90,000)
                                                             ------------

            Net cash used in investing activities                 (91,056)
                                                             ------------

Net increase in cash and cash equivalents                          20,281

CASH AND CASH EQUIVALENTS, Beginning                                3,039
                                                             ------------

CASH AND CASH EQUIVALENTS, End                               $     23,320
                                                             ============


SUPPLEMENTAL DISCLOSURES OF CASH PAYMENTS

    Interest                                                 $         --
                                                             ============

    Taxes                                                    $         --
                                                             ============


See notes to financial statements.

Humana Trans Services Group, Ltd.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization, Business and Significant Accounting Policies

         Organization

         Humana Trans Services Group, Ltd. (the Company) was originally incorporated in the State of New York on July 2, 2001 as a wholly owned subsidiary of TTI Holdings of America Corp. under the name Transventures Industries, Inc. On March 8, 2002, TTI Holdings of America Corp. announced that it intended to distribute one share in the Company for each ten shares owned in TTI Holdings of America Corp. to shareholder of record as of April 1, 2002. Approximately 715,445 shares of common stock will be issued to approximately 1,000 shareholders of TTI Holdings of America Corp. On April 1, 2002 the Company filed a Certificate of Amendment with the Secretary of State of the State of New York amending the Companies name and increasing the authorized capital of the Company from 200 shares of common stock without par value to 100,000,000 shares, with a par value of $0.0001 per share.

         Business

         The Company plans to engage in administration services, providing reduced costs and improved services to customers as a third-party provider. The Company has no prior operating history.

         Significant Accounting Policies

         Use of Estimates in Financial Statements -- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

         Cash -- For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and equivalents in the accompanying balance sheet.

         Income Taxes --The Company accounts for income taxes under the asset and liability method. Deferred income taxes and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates for the period in which the differences are expected to reverse.

Humana Trans Services Group, Ltd.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization, Business and Significant Accounting Policies, Continued

         Earnings per Common Share -- Basic earnings per share are computed using the weighted average number of shares outstanding during the year. Basic earnings per share also exclude any dilutive effects of options, warrants and convertible securities. Diluted net loss per share does not include options, warrants or convertible securities, as they would be anti-dilutive.


NOTE 2 -- Stockholders' Equity

                  Private Placement

         The Company from October 25, 2001 through December 31, 2001 offered for sale 1,000,000 shares of common stock at a value of $0.50 per share in a "private placement" pursuant to Regulation D, Rule 506 of the Securities Act of 1933.


NOTE 3 -- Note Payable

         On March 5, 2002 the Company borrowed a total of $10,000 from Diversified Holdings, Inc. a division of CDKX. The note is due 180 days after the execution of the Note and bears interest at the rate of 12% per annum.


NOTE 4  -- Commitments

         The Company has agreed to issue 2,600,000 shares of common stock to Officers and Directors in exchange for services rendered at a value of $0.05 per share or a total of $130,000, this amount has been accrued at September 30, 2002. All services provided were prior to the Private Placement. Individuals who are both Officers and Directors received 2,250,000 shares of common stock valued at $112,500, individuals who are solely Directors received 350,000 shares of common stock valued at $17,500.

         Certain legal fees were paid for with the issuance of 150,000 shares of common stock.

                       Humana Trans Services Holding Corp.
                                And Subsidiaries

                         NINE MONTHS ENDED JUNE 30, 2003

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS

TABLE OF CONTENTS

                                                                          Page

FINANCIAL STATEMENTS

       Balance Sheet as of June 30, 2003                                     46
       Statements of Operations for the nine months                          47
            ended June 30, 2003
       Statements of Operations for the nine months                          48
            ended June 30, 2003
       Statements of Stockholders' Deficiency for the
            Nine months June 30, 2003                                        49
       Statements of Cash Flows for the nine months                          50
            ended June 30, 2003

       Notes to Financial Statements                                       51-52

REPORT OF INDEPENDENT AUDITOR

To the Directors

I have audited the accompanying sheet of Humana Trans Services Holding Corp. as of June 30, 2003 and the related statements of operations, owner's deficit and cash flows for the period from April 25, 2003 to June 30, 2003. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of materials misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by managements, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to about present fairly, in all material respects, the financial position of Humana Trans Services Holding Corp. as of June 30, 2003 and the results of its operations and its cash flows for the period from April 25, 3003 to June 30, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from inception that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Aaron Stein, CPA
Woodmere, New York
December 19, 2003

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
BALANCE SHEET
June 30, 2003

ASSETS

CURRENT ASSETS
                      Cash                                              $    18,786
                      Accounts receivable                                   107,400
                      Other current assets                                    8,219
                      Employee advances                                       6,710
                                                                        -----------

                           Total current assets                             141,115
                                                                        -----------

Fixed Assets                                                                  1,056
                                                                        -----------

Intangible Assets
                      Customer list                                          76,500
                      Goodwill                                              295,219
                                                                        -----------
                                                                            371,719
                                                                        -----------
                                                                        $   513,890
                                                                        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
                      Accounts payable and accrued expenses             $   265,455
                      Payroll taxes payable                                 157,189
                      Loans payable                                         584,251
                                                                        -----------

                           Total current liabilities                    $ 1,006,895
                                                                        -----------

STOCKHOLDERS' EQUITY
                      Preferred Stock, par value $0.0001
                           5,000,000 shares authorized
                           none oustanding                                       --
                      Common Stock, par value $0.0001
                           20,000,000 shares authorized
                           100 shares issued and outstanding                     --
                      Additional Paid-in-Capital                                 --
                       Accumulated deficit                                 (493,005)
                                                                        -----------

                           Total stockholders' deficit                     (493,005)
                                                                        -----------

                                                                        $   513,890
                                                                        ===========

See notes to financial statements

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSUDIARIES
STATEMENT OF OPERATIONS

                                                                   April 25, 2003
                                                                   (Inception) to
                                                                   June 30, 2003
                                                                    -----------
REVENUE                                                             $ 1,164,724
                                                                    -----------

COST OF REVENUE                                                         730,993
                                                                    -----------

GROSS PROFIT                                                            433,731

GENERAL AND ADMINISTRATIVE EXPENSES                                     426,132
                                                                    -----------

        INCOME FROM OPERATIONS                                            7,599

OTHER EXPENSES
        Impairment of goodwill                                         (438,841)
        Interest expense                                                (61,395)
        Miscellaneous                                                      (368)
                                                                    -----------
                                                                       (500,604)

NET LOSS                                                            $  (493,005)
                                                                    ===========

EARNINGS PER SHARE

    Basic                                                           $        --
                                                                    ===========

AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING

    Basic                                                                    --
                                                                    ===========

See notes to financial statements.

HUMANA TRANS SERVICES HOLDING CORP.
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

Period  from April 25, 2003 through June 30, 2003

                                                        Additional
                                                          Paid-In   Accumulated
                                  Shares      Amount      Capital     Deficit       Total
                                 ---------   ---------   ---------   ---------    ---------
Issuance of common stock-
     upon incorporation                100   $      --   $      --   $      --    $      --

Net loss                                --          --          --    (493,005)    (493,005)
                                 ---------   ---------   ---------   ---------    ---------

Balance June 30, 2003                  100   $      --   $      --   $(493,005)   $(493,005)
                                 =========   =========   =========   =========    =========

See notes to financial statements.

HUMANA TRANS SERVICES HOLDING CORP.
STATEMENT OF CASH FLOWS

                                                              April 25, 2003
                                                              (Inception) to
                                                               June 30, 2003
                                                              --------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                     $(493,005)
    Adjustments to reconcile net loss to net
      cash used in operating activities:
        Changes in assets and liabilities:
          Accounts receivable                                     (107,400)
          Other current assets                                      (8,219)
          Employee advances                                         (6,710)
          Accrued expenses                                         265,455
          Payroll taxes payable                                    157,189
          Loans payable                                            584,251
                                                                 ---------

            Net cash provided by operating activities              391,561
                                                                 ---------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of equipment                                           (1,056)
    Purchase of customer list                                      (76,500)
    Increase in goodwill                                          (295,219)
                                                                 ---------

            Net cash used in investing activities                 (372,775)
                                                                 ---------

Net increase in cash and cash equivalents                           18,786

CASH AND CASH EQUIVALENTS, Beginning                                    --
                                                                 ---------

CASH AND CASH EQUIVALENTS, End                                   $  18,786
                                                                 =========


SUPPLEMENTAL DISCLOSURES OF CASH PAYMENTS

    Interest                                                        61,395
                                                                 =========

    Taxes                                                        $      --
                                                                 =========

See notes to financial statements.

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION, NATURE OF BUSINESS AND PURCHASE OF OPERATIONS

Organization

Humana Trans Services Holding Corp. (the Company) was incorporated in Delaware on April 25, 2003 issuing 100 shares of common stock. (On July 1, 2003 the Company merged into Steam Cleaning USA, Inc. (Steam Cleaning) leaving Steam Cleaning as the surviving corporation. On August 4, 2003 Steam Cleaning filed a Certificate of Amendment to its Certificate of Incorporation changing its name to "Humana Trans Services Holding Corp.) The Company's certificate of incorporation authorized it to issue 20,000,000 shares of Common Stock with a par value of $ .0001 per share and 5,000,000 shares of preferred stock, par value $.0001. Prior to the company's acquisition of Humana Trans Services Group, Ltd. and Bio Solutions LLC (see below) it had no operations.


Acquisitions:

Humana Trans Services Group, Ltd.

         On April 30, 2003 the Company entered into a Stock Purchase Agreement wherein the Company purchased from National Management Consulting Inc. (NMC)(a publicly traded company and sole stockholder of Humana Trans Services Group, Ltd. (HTSG)), all the outstanding shares of HTSG. The majority of shareholders of HTSG were also shareholders of NMC. The purchase price was $255,000 for the stock of which $25,000 was paid at closing and the balance in the form of a promissory note that bears interest at the rate of five percent (10%), with interest and principle payable over a two year period. The Note is secured by stock owned by the majority shareholder of the company (and a former director/officer) in the following companies: NMC, Dominix, Inc., and CDKnet.com (all publicly traded companies). Also this stockholder gave a waiver to any right to receive any shares or proceeds of any shares of NMC. Humana has commenced operations in the employee leasing business whereby Humana contracts with various businesses to provide employees to the business. The recipient business then pays a fee to Humana out of which the employee is paid and Humana retains a portion for its administrative efforts.

The fair values of assets acquired and liabilities assumed at the acquisition date are as follows:

Cash                                                                  $  23,320
Accounts receivable                                                      18,648
Employee advances                                                         5,810
Fixed assets                                                              1,056
Intangible asset-customer list                                           79,500
Goodwill                                                                590,438
Accounts payable and accrued expenses                                  (174,894)
Payroll taxes payable                                                   (59,478)
Notes payable                                                          (229,400)
                                                                      ---------
                                                                        255,000
                                                                      =========

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS

Results of HTSG are included in the Company's financial statements since the acquisition date.

$295,219 assigned to goodwill was written off at the date of acquisition. The write-off is included in general and administrative expenses. The $79,500 of acquired intangible assets have a weighted-average useful life of 4.5 years. Goodwill is expected to be fully deductible for tax purposes.

NTSG had previously entered into an employment contract with an individual who had previously operated the business. This individual owned and operated a similar business and was to become the chief operating officer of Humana. HTSG issued this individual 1,000,000 shares along with a salary arrangement for services to be rendered over a period of time. Shortly after the contract was executed this individual died. His shares have been cancelled and a lesser number of shares have been issued to settle with his estate.

Bio Solutions, LLC

In conjunction with the acquition of HTSG the company assumed the operations of Bio Solutions LLC owned by the president of the company and who is also a significant stockholder of the company. No consideration was paid, however the transaction resulted in acquiring $143,622 of goodwill that the company considered impaired and has also been written down. Goodwill is expected to be fully deductible for tax purposes.

The fair values of assets acquired and liabilities assumed of Bio Solutions LLC at its acquisition date are as follows:

Cash                                                                  $  12,170
Accounts receivable                                                       4,901
Goodwill                                                                143,622
Accounts payable and accrued expenses                                   (36,011)
Loans payable                                                          (124,682)
                                                                       --------
                                                                              0
                                                                       ========

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

The Company has reorganized as a management and holding company with a focus on acquiring and managing small enterprises that have potential growth prospects in similar lines of business as HTSG. The primary criteria for acquisition candidates are that they must be at or near profitability and exhibit potential for growth with a minimal amount of financing. Financing recently has been from stockholder advances and factoring accounts receivable.

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS

The Company anticipates that in order to fulfill its plan of operation including payment of certain past liabilities of the company, it will need to seek financing from outside sources. The company is currently pursuing a private placement of debt. Also, the Company is actively in discussion with one or more potential acquisition or merger candidates. There is no assurance that the company will be successful in raising the necessary funds nor can there be a guarantee that the Company can successfully execute any acquisition or merger transaction with any company or individual or if such transaction is effected, that the Company will be able to operate such company profitably or successfully.

These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

Basis of Consolidation -- The consolidated financial statements include the accounts of Humana Trans Services Group, Ltd. and Bio Solutions, LLC a wholly owned subsidiary acquired in April 2003 (see note 1). Two new corporate subsidiaries, Skilled Tradesman, Inc. and Waste Remediation, Inc. were formed and have remained inactive. All significant intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition -- HTSG recognizes revenue based upon services performed and by employees and billed to customers.

Cash and Cash Equivalents -- For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and cash equivalents in the accompanying balance sheets. The Company maintains their cash in a financial institution, which insures its deposits with the FDIC up to $100,000 per depositor.

Allowance For Doubtful Accounts -- Trade accounts receivable are stated net of any allowance for doubtful accounts. The Company estimates the allowance based on an analysis of specific customers, taking into consideration the age of past due accounts and an assessment of the customer's ability to pay. At March 31, 2003 management of the Company had determined no further reserve was required after writing off any potential bad debts.

Client List - Client list is being amortized on a straight line basis over five years

Property and Equipment -- Depreciation is computed on the straight-line method over the estimated useful lives of the respective assets, which range from three to five years. Maintenance and repairs are charged to expense as incurred; major renewals and improvements are capitalized.

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS

Fair Value of Financial Instruments -- The fair value of financial instruments classified as current assets or liabilities, including cash and cash equivalents, accounts receivable, related party receivables and accounts payable, accrued expenses, and stockholder advance approximate carrying value, principally because of the short maturity of those items. Note Payable-CDK.Net also approximates it fair based upon its maturity and the interest rate.

Income Tax -- federal income tax and to the extent that all the corporations have state income taxes they are accounted under an asset and liability method, which recognizes deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the tax and financial reporting bases of certain assets and liabilities of each entity of the combined group. As of June 30, 2003 the Company had no taxable income. As of June 30, 2003 a valuation allowance to offset any future benefit from net operating loss carry forwards has been established because management believes it is more likely than not that the deferred asset will not be recovered. The Company has tax net operating losses to offset future taxable income if such taxable income materializes and subject to certain limitations under the Internal Revenue Code.

Goodwill - Cost of investments in purchased companies in excess of the underlying fair value of net assets at dates of acquisition are recorded as goodwill and assessed annually for impairment. If considered impaired, goodwill will be written down to fair value and a corresponding impairment loss recognized.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United State of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Note 3 - ACCOUNTS RECEIVABLE FACTORING ARRANGMENT

On October 21, 2003 HTSG entered into a factoring arrangement whereby certain identified accounts receivable would be sold to AmeriFund Capital Group, LLC
(AFCG) up to a maximum of $500,000. AFCG will advance up to 80% of the face value of the accounts receivable. At the time of collection the factor will remit the remaining 20% of the face value of the receivable less a "discount fee" ranging from 2.50% (if 15 days elapsed) to 10.11% (91 days after elapsed). The arrangement is non-recourse to the company in the event of non-payment of an account by reason of bankruptcy and the factor maintains a security interest in all accounts receivable. The term of the arrangement is twelve months.

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS

Note 4 - PAYROLL TAXES PAYABLE

In conjunction with the acquisition of Humana Trans Service Group (see Note 2) the company assumed delinquent past due state and federal payroll taxes. The balance of these liabilities are shown as $157,189 as of June 30, 2003. The company has also accrued estimated interest and penalties on these unpaid taxes. Additionally, several states have filed liens on the company. The company is currently paying all payroll taxes and intends to pay and settle with state and federal jurisdictions at time of receiving additional working capital.



NOTE 5-- LOANS PAYABLE

Loans payable at June 30, 2003 are as follows:

Due Humana Force Systems                                                $103,758

Due stockholder                                                         $ 25,000

Due stockholder / officer                                               $ 21,093

Due former officer                                                      $194,400

Note Payable - National Management                                      $230,000

Note Payable - CDK.Net                                                  $ 10,000
                                                                        --------
                                                                        $584,251
                                                                        ========

Due Humana Force Systems - represents unsecured advances made to Bio Solutions for working capital. Humana Force Systems is a company that had operated in the same business as HTSG, whose owner became president of Human Trans Service Group, Inc., but who died before assuming control. There are no terms of repayment and it non-interest bearing.

Due Stockholder - represents an unsecured advance by the major stockholder for the company to make the down payment to National Management Consulting Inc. (see
Note 1). There are no terms of repayment and the advance is non-interest bearing.

Due Stockholder / Officer - This represents funds advances to Bio Solutions for working capital. There are no terms for repayment and is non-interest bearing. Also the advance is unsecured.

Due Former Officer - This amount represents funds advances by a former majority stockholder of National Management Consulting, who advanced funds to Humana Trans Services Group Ltd. for the purpose of acquiring a customer list and providing working capital. The advance is non-interest bearing, unsecured and requiring no terms for repayment. The loan is currently being negotiated to be paid through the issuance of common stock.

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS

Note Payable - National Management - This is the note issuance in conjunction with the acquisition of Humana Trans Service Group Ltd (see Note 1). The note is currently in default in that only the first few monthly payments were made, and therefore the entire amount has been classified current. On July 10, 2003 a settlement agreement was entered into by the company, National Management and the major shareholder of the company whereby the majority stockholder gave holdings in National Management Consulting and other companies that was being held as collateral in order to satisfy the obligation. A new obligation was created to this stockholder for an amount equal to the settlement.

Note Payable - CDK.Net - The company borrowed $10,000 on March 2, 2002 for a term of 180 days and therefore it is in default.

NOTE 6 -

In August 2002, the company entered into lease for use of its headquarters in Maryland. The lease calls for payments of $1,770/month. Rent expense for period was $3,540. Additionally, the lease is guaranteed by the president of the company.

Noncancellable payments over the term of the lease are as follows:

     Twelve months ending:

     June 30, 2004                                              $21,240
     June 30, 2005                                              $21,240
     June 30, 2006                                              $ 3,540
                                                                -------
                                                                $46,020

NOTE 7 - SUBSEQUENT EVENTS

Corporate Program Administrators, Inc.

On November 10, 2003 (with the effective date of the transaction January 1,
2004) the company entered into an asset purchase agreement to purchase certain assets of "Corporate Program Administrators, Inc." for the issuance of 385,000 shares of common stock and $25,000 cash. No liabilities are being assumed and certain assets such as accounts receivable and "prepaids" are being excluded from the purchase.

Personnel Management Solutions LLP

The company and "Personnel Management Solutions, LLP (PMS)have entered into a "memorandum of understanding on December 10, 2003" and "term left December 29, 2003" to pursue a "definitive purchase agreement." It is anticipated that the purchase price will be based upon three times adjusted net earnings of PMS payable 25% in cash plus the issuance of common stock of the company for the remaining %75. Completion of any purchase is contingent upon performance of adequate due diligence by the company.

HUMANA TRANS SERVICES HOLDING CORP. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS

Prior to the execution of a definitive agreement for the purchase of PMS by the company will manage all operations and accounts of PMS effective January 1, 2004. All operations are to continue to be processed by PMS, but will be in the name of the company. PMS will return ownership of all accounts and responsibility for all liabilities. The company will receive a fee of 0.05% of total gross payroll processed during this period.

                            PRO FORMA FINANCIAL DATA

The following unaudited pro forma balance sheet has been derived from the unaudited balance sheet of Steam Cleaning USA, Inc.(the "Company") at June 30, 2003 filed on form 10-QSB and the balance sheet of Humana Trans Service Holding Corp.and subsidiaries ("HTSC") at June 30, 2003, and gives the effect to the exchange of newly issued stock by the Company for all outstanding shares of HTSC as if the transaction occurred on June 30, 2003. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the transaction had been consummated at June 30, 2003. The pro forma balance sheet should be read in conjunction with the notes thereto and the Company's financial statements and related notes thereto contained elsewhere.

                                                                        Humana Trans
                                                                          Services
                                                          Steam         Holding Corp.
                                                         Cleaning            and
                                                        USA, Inc.       Subsidiareis        Pro Forma
                                                      June 30, 2003     June 30, 2003       Adjustments       Pro Forma
                                                       -----------       -----------       -----------       -----------
CURRENT ASSETS
         Cash and cash equivalents                     $        47       $    18,786       $        --       $    18,833
         Accounts receivable                           $   107,400
         Other current assets                                7,730            14,929                --            22,659
                                                       -----------       -----------       -----------       -----------
                                                             7,777           141,115                --           148,892
                                                       -----------       -----------       -----------       -----------

INVESTMENT IN SUBSIDIARY                                        --                --               600  a
                                                                                                  (600) b             --

PROPERTY AND EQUIPMENT                                          --             1,056                --             1,056
                                                       -----------       -----------       -----------       -----------
                                                                --             1,056                --             1,056
                                                       -----------       -----------       -----------       -----------

OTHER ASSETS
         Customer List                                          --            76,500                --            76,500
         Goodwill                                               --           295,219           295,219
                                                       -----------       -----------       -----------       -----------
                                                                --           371,719                --           371,719
                                                       -----------       -----------       -----------       -----------
      TOTAL ASSETS                                     $     7,777       $   513,890       $        --       $   521,667
                                                       ===========       ===========       ===========       ===========

CURRENT LIABILITIES
         Accounts payable                              $   135,754       $    47,985       $        --       $   183,739
         Accrued expenses                                   29,381           217,470                             246,851
         Payroll taxes payable                                               157,189                             157,189
         Convertible notes payable                          35,000                                                35,000
         Loans payable                                      70,794           584,251                             655,045
                                                       -----------       -----------       -----------       -----------
               Total current liabilities                   270,929         1,006,895                --         1,277,824
                                                       -----------       -----------       -----------       -----------

               TOTAL LIABILITIES                           270,929         1,006,895                --         1,277,824
                                                       -----------       -----------       -----------       -----------

STOCKHOLDERS' DEFICIT
         Common voting shares, $0.0001 par value,              656                --               600  a          1,256
         Additional paid-in capital                             --                --                --
                                                                                                             -----------
         Deficit                                          (263,808)         (493,005)             (600) b       (757,413)
                                                       -----------       -----------       -----------       -----------

              Total Stockholders' Equity                  (263,152)         (493,005)               --          (756,157)
                                                       -----------       -----------       -----------       -----------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                                 $     7,777       $   513,890       $        --       $   521,667
                                                       ===========       ===========       ===========       ===========

                            PRO FORMA FINANCIAL DATA

         Footnotes

a To record the issuance of 6,000,000 additional shares issued by the Company to the stockholders of Humana Trans Services Holding Corp.as a result of the business combination

b To record the fair value of assets which approximate book value on books of Human Trans Service Holding Corp..

                            PRO FORMA FINANCIAL DATA

The following unaudited pro forma statement of operations has been derived from the unaudited statement of operations of Steam Cleaning USA, Inc. (the "Company") for the nine months ended June 30, 2002 (as filed in Form 10-Q) and for the period from inception (April 26, 2003) through June 30, 2003 derived from statement of operations for Humana Trans Services Holding Corp., a Delaware corporation , and gives the effect to the exchange of newly issued stock by the Company for all outstanding shares of Humana Trans Services Holding Corp. as if the transaction occurred as of the beginning of the period. The stockholders of Humana Trans Services Holding Corp. ,a Delaware Corp exchanged 100% of their stock for stock of Steam Cleaning USA, Inc. The pro forma statement of operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the transaction had been consummated at October 1, 2002. The pro forma statement of operations should be read in conjunction with Company's financial statements and related notes thereto.

                                                                 Humana Trans
                                                                   Services
                                                                 Holding Corp.
                                                                   Steam and
                                             Cleaning            Subsidiareis
                                             USA, Inc.       Period April 25, 2003
                                         Nine months ended          Through            Pro Forma
                                           June 30, 2003         June 30, 2003        Adjustments            Pro Forma
                                            -----------          -----------          -----------          -----------
REVENUES                                    $        --          $ 1,164,724          $        --          $ 1,164,724
                                            -----------          -----------          -----------          -----------

COST OF REVENUE                                      --              730,993              730,993
                                            -----------          -----------          -----------          -----------

GROSS PROFIT                                         --              433,731                   --              433,731

GENERAL AND ADMINISTRATIVE                       96,885              426,132              523,017
                                            -----------          -----------          -----------          -----------

                NET INCOME (LOSS) FROM
                     OPERATIONS                 (96,885)               7,599                   --              (89,286)
                                            -----------          -----------          -----------          -----------

OTHER INCOME (EXPENSE)
         impairment of goodwill                      --             (438,841)                  --             (438,841)
         Interest expense                            --              (61,395)             (61,395)
         Miscellaneous                               --                 (368)
                                            -----------          -----------          -----------          -----------
                                                     --             (500,604)                  --             (500,236)
                                            -----------          -----------          -----------          -----------

NET LOSS                                    $   (96,885)         $  (493,005)         $        --          $  (589,522)
                                            ===========          ===========          ===========          ===========

LOSS PER SHARE
         Basic and fully diluted            $     (0.02)         $        --          $        --          $     (0.05)
                                            ===========          ===========          ===========          ===========

AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING
         Basic                                6,161,829                   --            6,000,000 *         12,161,829
                                            ===========          ===========          ===========          ===========

(c) Exhibits

                                STATE OF DELAWARE
                             DELAWARE INTO DELAWARE
                               AGREEMENT OF MERGER

      Now on this 22nd day of July, 2003, the STEAM CLEANING USA INC. and the HUMANA TRANS SERVICES HOLDING CORP., both Delaware Corporations, pursuant to
Section 251 of the General Corporation Law of the State of Delaware, have entered into the following Agreement of Merger:

      WITNESSETH, that:

      WHEREAS, the respective Boards of Directors of the foregoing named corporations deem it advisable that the corporations merge into a single corporation as hereinafter specified; and

      WHEREAS, said STEAM CLEANING USA INC., filed its certificate of Incorporation in the office of the Secretary of State of the State of Delaware on November 17, 1994, as THERMALTEC INTERNATIONAL, CORP.; and

      WHEREAS, said HUMANA TRANS SERVICES HOLDING CORP., filed its certificate of Incorporation in the office of the Secretary of State of the State of Delaware on April 25, 2003;

      NOW, THEREFORE, the corporations, parties to this Agreement, by and between their respective Boards of Directors, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and of carrying the same into effect as follows:

      FIRST: The HUMANA TRANS SERVICES HOLDING CORP. hereby mergers into itself and said STEAM CLEANING USA, INC., shall be and hereby merged into STEAM CLEANING USA, INC., which shall be the surviving corporation.

      SECOND: The Certificate of Incorporation of HUMANA TRANS SERVICES HOLDING CORP., as in effect on the date of the merger provided for in this Agreement, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

      THIRD: The manner of converting the outstanding shares of each of the constituent corporations shall be as follows:

            An exchange of one share of common stock of HUMANA TRANS HOLDING CORP for one new share of STEAM CLEANING USA, INC. post reverse split shares.

      FOURTH: This merger shall become effective upon the filing with the Secretary of State of Delaware

      IN WITNESS WHEREOF, the parties to this Agreement, pursuant to authority duly given by their respective Board of Directors, have caused these presents to be executed by an authorized officer of each party hereto.

STEAM CLEANING USA, INC.

By:
   --------------------------------
   Authorized Officer

Name:  James W. Zimbler
Title: President


HUMANA TRANS SERVCIES HOLDING CORP.

By:
   --------------------------------
   Authorized Officer

Name:  John Daly
Title: President

      I, Andrew B. Mazzone, Secretary of STEAM CLEANING USA, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary of said Corporation, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of sad corporation by an authorized officer STEAM CLEANING USA, INC., a corporation of the State of Delaware, was duly submitted to the stockholders of said STEAM CLEANING USA, INC., at a special meeting of said stockholders called and held separately from the meeting of stockholders of any other corporation, upon waiver of notice, signed by all stockholders, for the purpose of considering and taking action upon said Agreement of Merger, that approximately 7,000,000 shares of stock of said corporation were on said date issued and outstanding and that the holder of 6,500,000 shares voted by ballot in favor of said Agreement of Merger and the Holders of -0- shares voted by ballot against same, the said affirmative vote representing at least a majority of the total number of shares of the outstanding capital stock of said corporation, and that thereby the Agreement of Merger was at said meeting duly adopted as the act of the stock holders of said STEAM CLEANING USA, INC., and the duly adopted agreement of said corporation.

      WITNESS my hand on behalf of said STEAM CLEANING USA, INC., on this 21st day of July, 2003.

                                        By:
                                           -------------------------------------
                                           Secretary
                                           Name: Andrew B. Mazzone


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

      I, James W. Zimbler, Secretary of HUMANA TRANS SERVICES HOLDING CORP., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary of said Corporation, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of sad corporation by an authorized officer HUMANA TRANS SERVICES HOLDING CORP., a corporation of the State of Delaware, was duly submitted to the stockholders of said HUMANA TRANS SERVICES HOLDING CORP.., at a special meeting of said stockholders called and held separately from the meeting of stockholders of any other corporation, upon waiver of notice, signed by all stockholders, for the purpose of considering and taking action upon said Agreement of Merger, that 1,000 shares of stock of said corporation were on said date issued and outstanding and that the holder of 6,000,000 hares voted by ballot in favor of said Agreement of Merger and the Holders of -0- shares voted by ballot against same, the said affirmative vote representing at least a majority of the total number of shares of the outstanding capital stock of said corporation, and that thereby the Agreement of Merger was at said meeting duly adopted as the act of the stock holders of said HUMANA TRANS SERVICES HOLDING CORP., and the duly adopted agreement of said corporation.

      WITNESS my hand on behalf of said HUMANA TRANS SERVICES HOLDING CORP., on this 21st day of July, 2003.

                                        By:
                                           -------------------------------------
                                           Secretary

                                        Name:
                                             -----------------------------------


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